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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors


Verio Inc.:



     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                            /s/  KPMG Peat Marwick LLP


                                            KPMG Peat Marwick LLP



Denver, Colorado


August 12, 1998